Exhibit 10.2(b)


                 Schedule of Warrant (new financing) Issued by
               NCT Group, Inc. to Carole Salkind on August 8, 2005


                         Expiration           Exercise           Shares
       Grant Date            Date               Price            Granted
       ----------        -----------        -----------        -----------
        08/08/05           08/08/10           $ 0.01            93,000,000